Exhibit 99.1

BlackSky Enhances Executive Leadership Team

Company Adds C-Suite Executives with High-Growth, Public Company Expertise

HERNDON, Va. – Aug. 18, 2021 – BlackSky Holdings, Inc. (“BlackSky”), a leading technology platform providing real-time geospatial intelligence and global monitoring, today announced three additions to its executive team as it begins its next phase of growth and development.

•  Johan Broekhuysen joins BlackSky as a Senior Advisor and will assume the role of Chief Financial Officer following the completion of BlackSky’s merger with Osprey Technology Acquisition Corp. (NYSE: SFTW). Broekhuysen has significant executive experience helping lead public, high-growth technology companies including Segra, formally known as LUMOS Networks (LMOS) where he served as Chief Financial Officer (CFO) for almost seven years and led business expansion efforts during his tenure there. Most recently, Broekhuysen was the founding principal of Open Water Advisory Group, an advisory group that delivers differentiated capital solutions to the entire telecom infrastructure value chain. BlackSky’s current CFO, Brian Daum, will remain with BlackSky as a senior advisor for a transitional period.

BlackSky Chief Financial Officer Johan Broekhuysen

•  Henry Dubois assumes the role of Chief Development Officer and will lead the company’s merger and acquisition planning as well as other corporate growth initiatives. Before joining BlackSky, Dubois was an executive for two geospatial companies and he brings proven experience in growth strategies, deal sourcing and integration. At GeoEye, he was CFO and an executive advisor, where he helped grow revenues from $30 to $350 million. At DigitalGlobe, he held several executive positions including president, CFO and Chief Operating Officer. As managing director at HED Consulting, he advised companies on strategic initiatives, operating improvements and financial activities. Dubois was also CEO of an Asian telecom company, PT Centralindo Panca Sakti. He brings extensive domestic and international experience leading telecom and satellite imaging companies through periods of growth, merger and acquisition activity.

BlackSky Chief Development Officer Henry Dubois

•  Chris Lin has joined BlackSky as General Counsel. Lin brings nearly two decades of experience working with business, government and legal teams during growth and innovation cycles. During her 17-year tenure at comScore, a pioneer in media measurement and analytics, she helped grow the business from an early-stage start-up to a multi-billion-dollar public market capitalization company with teams across Europe, APAC and the Americas. Lin also served as partner at NextGen Venture Partners. Lin was most recently general counsel, chief privacy and administrative officer for Rakuten Advertising, a leading global provider for marketing and advertising services and technology, where she helped restructure legacy business lines to increase profitability and built the foundation for accelerating the growth of emerging business lines.

BlackSky General Counsel Chris Lin

“BlackSky is pleased to welcome each of these accomplished executives to our leadership team,” said Brian E. O’Toole, CEO of BlackSky. “Johan, Henry and Chris bring a rich array of knowledge and experience to BlackSky, particularly with public companies and high-growth technology organizations. I’m looking forward to their contributions and strategic guidance as BlackSky continues its expansion. I’d also like to extend my appreciation to Brian Daum for his leadership and ongoing commitment to the evolution of BlackSky.”

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About BlackSky Holdings, Inc.

BlackSky is a leading provider of real-time geospatial intelligence. BlackSky monitors activities and facilities worldwide by harnessing the world’s emerging sensor networks and leveraging its own satellite constellation. BlackSky processes millions of data elements daily from its constellation as well as a variety of space, IoT, and terrestrial-based sensors and data feeds. BlackSky’s on-demand constellation of satellites can image a location multiple times throughout the day. BlackSky monitors for pattern-of-life anomalies to produce alerts and enhance situational awareness. BlackSky’s monitoring service,

Spectra AI, is powered by cutting-edge compute techniques, including machine learning, artificial intelligence, computer vision, and natural language processing. BlackSky’s global monitoring solution is available via a simple subscription and requires no IT infrastructure or setup. On February 17, 2021, BlackSky entered into a definitive agreement for a business combination (the “Merger Agreement”) with Osprey Technology Acquisition Corp. (“Osprey”) (NYSE: SFTW) that would result in BlackSky becoming a publicly listed company. For more information, visit www.blacksky.com.

Media Contact

Janae Frisch

janae@communiquepr.com

Office: 206-282-4923 ext. 125

About Osprey

Osprey is a special purpose acquisition company, or SPAC, that was established as a collaboration between investment firms HEPCO Capital Management, led by Jonathan and Edward Cohen, and JANA Partners, led by Barry Rosenstein and with its SPAC initiative led by JANA Partner David DiDomenico, who serves as Osprey’s CEO, President, and Director. Osprey was formed to consummate a transaction with one or more transformative companies that have developed innovative software delivery platforms. For more information, visit www.osprey-technology.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions between Osprey and BlackSky. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Osprey’s securities, (ii) the risk that the transactions may not be completed by Osprey’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Osprey, (iii) the failure to satisfy the conditions to the consummation of the transactions, including the adoption of the Merger Agreement by the stockholders of Osprey, the satisfaction of the minimum trust account amount following redemptions by Osprey’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transactions, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transactions on BlackSky’s business relationships, operating results, and business generally, (viii) risks that the proposed transactions disrupt current plans and operations of BlackSky, (ix) the outcome of any legal proceedings that may be instituted against BlackSky or against the Osprey related to the Merger Agreement or the proposed transactions, (x) the ability to maintain the listing of Osprey’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which BlackSky operates, variations in operating performance across competitors, changes in laws and regulations affecting BlackSky’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities (xiii) the performance of our third-party service providers, including our satellite manufacturer and launch providers, (xiv) risks related to delays or cancellations from current or expected customers, (xv) the risk that redemptions by Osprey’s public stockholders may require the combined company to seek additional equity and/or debt financing to fund its business plan, and (xvi) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Osprey’s registration on Form S-1 (File No. 333-234180), the registration statement on Form S-4 discussed below and other documents filed by Osprey from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Osprey and BlackSky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Osprey nor BlackSky gives any assurance that either Osprey or BlackSky, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

This document relates to the proposed transactions between Osprey and BlackSky. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. On May 13, 2021, Osprey filed a registration statement on Form S-4 with the SEC, as amended on June 25, 2021, July 14, 2021, and August 2, 2021, which included a document that serves as a prospectus and proxy statement of Osprey, referred to as a proxy statement/prospectus. In connection with the proposed business combination, on August 11, 2021, Osprey filed with the SEC a definitive proxy statement/prospectus. Osprey commenced mailing the definitive proxy statement/prospectus to its stockholders on August 11, 2021. A proxy statement/prospectus will be sent to all Osprey stockholders. Osprey also will file other documents regarding the proposed transactions with the SEC. Before making any voting or investment decision, investors and security holders of Osprey are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Osprey through the website maintained by the SEC at www.sec.gov.

The documents filed by Osprey with the SEC also may be obtained free of charge at Osprey’s website at https://www.osprey-technology.com or from Osprey upon written request to 1845 Walnut Street, Suite 1111, Philadelphia, Pennsylvania 19103.

Participants in Solicitation

Osprey and BlackSky and their directors and executive officers may be deemed to be participants in the solicitation of proxies from Osprey’s stockholders in connection with the proposed transactions. Osprey’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Osprey in Osprey’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on May 12, 2021, and in Osprey’s registration statement on Form S-4, which was filed by Osprey with the SEC in connection with the business combination on May 13, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Osprey’s stockholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which was filed by Osprey with the SEC in connection with the business combination on May 13, 2021, as amended on June 25, 2021, July 14, 2021, and August 2, 2021.

A list of the names of such directors and executive officers and information regarding their interests in the transactions will be contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.